PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.

                         THE STRONG INTERNATIONAL FUNDS

                            STRONG ASIA PACIFIC FUND
                       STRONG FOREIGN MAJORMARKETSSM FUND
                         STRONG INTERNATIONAL STOCK FUND
                              STRONG OVERSEAS FUND

                Supplement to the Prospectus dated March 1, 2001


STRONG INTERNATIONAL STOCK FUND
Effective February 8, 2002, the Strong International Stock Fund will be closed to new investors.

STRONG FOREIGN MAJORMARKETSSM FUND
STRONG INTERNATIONAL STOCK FUND
STRONG OVERSEAS FUND
Effective May 14, 2001, Ms. Stacy Ho and Ms. Katherine Schapiro became co-managers of the Funds.

Ms. Ho has over 10 years of investment experience and is a Chartered Financial Analyst. Ms. Ho joined Strong in May 2001. From May 1997 to May 2001, Ms. Ho was a Portfolio Manager and managing director for international equity funds for Wells Capital Management Inc. From January 1995 to September 1996, Ms. Ho was a Portfolio Manager of international equity funds at Clemente Capital Management. From January 1990 to January 1995, Ms. Ho managed Japanese and U.S. equity portfolios and co-managed global asset allocation equity portfolios for Edison International. Ms. Ho received her bachelor's degree in civil engineering from San Diego State University in 1980, her master's degree in environmental engineering from Stanford University in 1981, and her master's of business administration from the University of California in 1988.

Ms. Schapiro has over 15 years of investment experience and is a Chartered Financial Analyst. Ms. Schapiro joined Strong in May 2001. From August 1992 to May 2001, Ms. Schapiro was a Portfolio Manager and managing director for international equity funds at Wells Fargo Bank and Wells Capital Management, Inc. From November 1988 to June 1992, Ms. Schapiro was a Portfolio Manager at Newport Pacific Management/Tyndall International Management. From December 1985 to November 1988, Ms. Schapiro was a Portfolio Manager at Thornton Management Ltd. From July 1981 to December 1985, Ms. Schapiro was an analyst and Portfolio Manager at First Interstate Investment Services. Ms. Schapiro received her bachelor's degree in Spanish literature from Stanford University in 1981.

ANNUAL FUND OPERATING EXPENSES
Effective July 23, 2001, the Funds signed a new administration agreement, under which Strong Capital Management, Inc. will provide or make provision for administrative services to the Funds, which were previously performed under the advisory agreement. The management fee was reduced by 0.25% and a new administration fee was added in the amount of 0.30%.

The Annual Fund Operating Expenses table and the Example table in the Funds' prospectus are deleted and replaced with the following tables, which are based on actual expenses incurred during the Funds' 2000 fiscal period:

                                                                                       TOTAL ANNUAL FUND
FUND                                MANAGEMENT FEES          OTHER EXPENSES           OPERATING EXPENSES
--------------------------------- --------------------- -------------------------- --------------------------
Asia Pacific                              0.75%                   0.98%                    1.73%(1)
Foreign MajorMarketsSM                    0.75%                   3.41%                    4.16%(1), (2)
International Stock                       0.75%                   0.94%                    1.69%(1)
Overseas                                  0.75%                   1.06%                    1.81%(1)

(1)  MANAGEMENT  FEES AND OTHER  EXPENSES  HAVE BEEN  RESTATED  AS IF THE FUND'S
CURRENT  MANAGEMENT,  TRANSFER AGENT, AND ADMINISTRATION FEES HAD BEEN IN EFFECT
DURING THE 2000 FISCAL PERIOD AND, WHERE APPLICABLE, TO REFLECT THE REMOVAL OF A
CONTRACTUAL  2% EXPENSE CAP.
(2)THE  TOTAL  ANNUAL FUND  OPERATING  EXPENSES,  AS  RESTATED,  FOR THE FOREIGN
MAJORMARKETSSM  FUND  DO NOT  REFLECT  OUR  WAIVER  OF  MANAGEMENT  FEES  AND/OR
ABSORPTIONS.  WITH WAIVERS AND/OR ABSORPTIONS,  THE RESTATED TOTAL EXPENSES WERE
2.00%. WE CAN TERMINATE WAIVERS AND/OR ABSORPTIONS FOR THIS FUND AT ANY TIME.

FUND                                                       1 YEAR          3 YEARS         5 YEARS        10 YEARS
------------------------------------------------------ ---------------- --------------- -------------- ---------------
Asia Pacific                                                $176             $545           $939           $2,041
Foreign MajorMarketsSM                                      $418             $1,266         $2,127         $4,344
International Stock                                         $172             $533           $918           $1,998
Overseas                                                    $184             $569           $980           $2,127

LOW BALANCE ACCOUNT FEES
Effective September 2001, the Low Balance Account Fee disclosure in the Funds' prospectus is deleted in its entirety and replaced with the following:

     LOW BALANCE ACCOUNT FEE
     Because of the high cost of maintaining small accounts, an annual low balance account fee of $25 (or the value of the account if the account value is less than $25) will be charged to all accounts that fail to meet the initial investment minimum. The fee, which is payable to the transfer agent, will not apply to shareholders whose combined Strong Funds assets total $100,000 or more. We may waive the fee, in our discretion, in the event that a significant market correction lowers an account balance below the account's initial investment minimum.

          The date of this Prospectus Supplement is November 30, 2001.